UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2015

TESARO, Inc.

(Exact name of registrant as specified in its charter)

Delaware (state or other jurisdiction of incorporation)	001-35587 (Commission File Number)	27-2249687 (I.R.S. Employer Identification No.)

1000 Winter Street Suite 3300 Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (339) 970-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02              Results of Operations and Financial Condition.

On January 12, 2015, TESARO, Inc. (the “Company”) issued a press release announcing information about its clinical programs and anticipated milestones for 2015.  A copy of the press release is attached to this current report as Exhibit 99.1 and is incorporated herein by reference.

Although the Company has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2014, as of January 12, 2015, the Company anticipates that its cash and cash equivalents were approximately $257 million as of December 31, 2014.  This figure is unaudited and does not take into account expenses since December 31, 2014.  Furthermore, this information does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2014 and its results of operations for the three months and year ended December 31, 2014.  The Company also expects its average cash burn for the first half of 2015 to be in the low-$40 million range per quarter.

The information contained in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section.  Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

To the extent that statements contained in this report are not descriptions of historical facts regarding TESARO, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements.  Examples of forward looking statements contained in this report include, among others, statements regarding our expectations regarding the timing of both the selection of clinical candidates from the programs and the commencement of clinical testing, our development plans for any antibody therapeutic candidates individually and in combination with other products and product candidates, and our ability to form partnerships in the future in support of our overall oncology strategy.  Forward-looking statements in this report involve substantial risks and uncertainties that could cause our research and pre-clinical development programs, clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements.  Such risks and uncertainties include, among others, the uncertainties inherent in the initiation of future clinical trials, availability of data from ongoing clinical trials, expectations for regulatory approvals, patient accrual rates for clinical trials, certain expenditures and other matters that could affect the availability or commercial potential of our drug candidates.  TESARO undertakes no obligation to update or revise any forward-looking statements.  For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see TESARO’s Annual Report on Form 10-K for the year ended December 31, 2013, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

Section 9 — Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	TESARO, Inc. press release, dated January 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESARO, Inc.

By:	/s/ Timothy R. Pearson
Timothy R. Pearson
Executive Vice President and Chief Financial Officer

Dated:  January 12, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	TESARO, Inc. press release, dated January 12, 2015